Fees Summary	Oct. 07, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 226,406,250
Previously Paid Amount	0
Total Fee Amount	19,697.34
Total Offset Amount	0
Net Fee	$ 19,697.34